UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OFTHE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     September 20, 2006
                                                 -------------------------------

                                AMREP CORPORATION
               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                   59-0936128
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(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                 Number)                 Identification Number)

212 Carnegie Center, Suite 302, Princeton, New Jersey             08540
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                    ----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 .below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On September 20, at the 2006 Annual Meeting of Shareholders of the Company, the shareholders of the Company approved the AMREP Corporation 2006 Equity Compensation Plan (the "Plan"). A copy of the Plan is included as Appendix B to the Company's Proxy Statement dated August 14, 2006 (the "Proxy Statement") forming a part of the Company's Definitive Schedule 14A filed August 14, 2006, and is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K. The Plan was adopted by the Company's Board of Directors on July 20, 2006, subject to shareholder approval, and became effective with such shareholder approval on September 20, 2006.

     The material terms of the Plan are summarized in the Proxy Statement under the caption "APPROVAL OF ADOPTION OF THE AMREP CORPORATION 2006 EQUITY COMPENSATION PLAN." The information contained under the above referenced caption in the Proxy Statement is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     In accordance with a proposal to amend the Company's Certificate of Incorporation disclosed in the Proxy Statement, on September 20, 2006 after approval by the shareholders, the Company amended Paragraph (b) of Article SEVENTH of the Company's Certificate of Incorporation to allow the Board of Directors to fill vacancies created by an increase in the number of directors comprising the Board. Previously, only the shareholders of the Company had this authority. The By-Laws of the Company contained a comparable provision limiting the authority of the Board and, on September 20, 2006, the Board amended Section 2 of Article III of the By-Laws which deals with the filling of vacancies to conform to the Certificate of Incorporation, as so amended.

     Also, on September 20, 2006,  the Board of Directors  amended  Section 1 of
Article V of the By-Laws which deals with the procedure to amend the By-Laws to conform to the provision of the Oklahoma General Corporation Act according to the Board the exclusive power to amend the By-Laws absent a contrary provision in the Certificate of Incorporation.

     The foregoing description of the two amended By-Laws is qualified by reference to their full text which is set forth in Exhibit 3.1 hereto.

     Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.               Description
-----------               -----------

     3.1 Article III, Section 2 and Article V, Section 1 of the By-Laws, as amended.

     10.1 2006 Equity Compensation Plan (incorporated by reference to Appendix B to the Proxy Statement forming a part of the Definitive Schedule 14A filed by the Registrant on August 14, 2006).


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AMREP CORPORATION
                                                   -----------------
                                                   (Registrant)

                                                   By: /s/  Peter M Pizza
                                                       ---------------------
                                                        Peter M. Pizza
                                                        Vice President and
                                                        Chief Financial Officer

Date:  September 21, 2006


                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------
     3.1 Article III, Section 2 and Article V, Section 1 of the By-Laws, as amended.

     10.1 2006 Equity Compensation Plan (incorporated by reference to Appendix B to the Proxy Statement forming a part of the Definitive Schedule 14A filed by the Registrant on August 14, 2006).



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